[LOGO]

                        PBHG Insurance Series Fund, Inc.

                        --------------------------------

                            PBHG Growth II Portfolio

                   PBHG Technology & Communications Portfolio

                            PBHG Select 20 Portfolio

                         PBHG Large Cap Value Portfolio

                         PBHG Small Cap Value Portfolio


                                                                  Annual Report
                                                              December 31, 1998


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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Growth II Portfolio


Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Growth II Portfolio returned 8.19% for the fiscal year ended December 31, 1998. This compares with the Russell Midcap Growth Index return of 17.87%. The major factors that led to the under-performance included a modest overweight in energy stocks relative to the benchmark throughout the year, as well as the continued strength of market cap-weighted indexes relative to equally weighted benchmarks. As an example of the latter, an equally weighted return for the Russell Midcap Growth Index was 9.0%, about half of the market cap weighted return. This same phenomenon occurred among large cap stocks as well. According to a January 7, 1999 research report by Morgan Stanley Dean Witter analyzing the performance of the S&P 500 Index during 1998, "5 stocks in the index contributed 25% of the performance of the index and 15 stocks accounted for half of the performance. . . an equal-weighted version of the S&P 500 would have returned 13.5% in 1998 - less than half the return of the market-cap weighted version."

As 1998 came to an end, many of the problems that had appeared so threatening earlier in the year lost their intensity. Investors became less concerned with the "Asian contagion" and the threat of global economic problems. Thanks to the Federal Reserve's three rate cuts, strong employment data and an ever-spending consumer, the fear of a U.S. recession subsided. The year ended on a positive note, with the Conference Board reporting that the index of leading economic indicators rose 0.6% in November, the largest one-month rise in almost two years. During the earlier part of the year, the market often reacted strongly and negatively to major news stories. During the latter part of the year, the markets seemed to focus on good news and ignore bad news. Amazingly, the markets seemed to shrug off the bombing of Iraq and the impeachment of the President. Persistent rumors of the possible resignation of Treasury Secretary Robert Rubin and the announcement of several large mergers/acquisitions appeared to elicit more response from the market.

Among the different sectors of the market, by far the weakest were the energy and finance sectors. Energy was affected by weak commodity prices for oil and gas as the international economic slowdown put a drag on demand. Financials were hurt by a global liquidity scare that affected companies that rely on asset securitizations for ongoing access to capital. Technology was strong throughout the year, with software and services performing well during the first three quarters of 1998, followed by a rapid rebound in hardware companies in the fourth quarter, including semiconductors, peripherals and semiconductor capital equipment.

Looking ahead, we are optimistic that the market will more fairly reward companies that are able to achieve analysts' earnings expectations. It seems to us that in an economic environment characterized by a more difficult and slower setting for earnings, smaller, niche-oriented companies should be more sought after by investors. Certainly relative valuations for smaller companies continue to look attractive, especially for the most rapidly growing type of mid-sized companies that make up the Portfolio.

In our opinion, investor confidence in small- and mid-cap growth stocks needs the backdrop of a strong market. A strong market needs reasonably good earnings, stable inflation and interest rates, and a stable attitude on the part of investors about the appropriate risk premium to assign to various parts of the market. Because it is impossible to predict these variables with any certainty, we continue to pursue a strategy of investing in the best mid-sized growth companies that we can find.

In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Jeffrey A. Wrona
---------------------
Jeffrey A. Wrona, CFA
Portfolio Manager

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Growth II Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                    Annualized
                                             One Year              Inception to
                                              Return                  Date(2)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio                       8.19%                   9.46%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the PBHG Growth II
           Portfolio, versus the Russell Midcap Growth Index, and the
                          Lipper Mid-Cap Funds Average

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                 PBHG Growth II      Russell Midcap            Lipper Mid-Cap
                   Portfolio         Growth Index(3)          Funds Average(4)
                 --------------      ---------------          ----------------
 4/97                10000               10000                     10000
 6/97                10450               11198                     11411
 9/97                11440               12764                     13053
12/97                10750               12412                     12627
 3/98                11710               13893                     14161
 6/98                11841               13886                     13959
 9/98                 9320               11568                     11453
12/98                11631               14631                     14088

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Growth II Portfolio commenced operations on May 1, 1997.

(3) The Russell Midcap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation.The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Technology & Communications Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Technology & Communications Portfolio ended its second fiscal year on December 31, 1998. Last year was one of the most volatile and tumultuous years in recent memory. The market's activity in 1998 emphasized the degree to which world financial markets have become integrated. Domestically, the United States continued to enjoy an almost ideal economic environment that combined solid economic growth, declining interest rates, low unemployment and low inflation. Despite the sanguine environment here at home, the market's fortunes throughout the year continued to turn on the question of whether the U.S. economy would be affected by the continuing emerging markets financial crisis.

Almost all returns within the technology sector occurred in the first and fourth quarters of the year. Stocks staged a strong rally in the early part of the year as economic and earnings reports led investors to believe that the U.S. had avoided any serious impact from the unfolding economic debacle in Asia. As the year wore on, stocks paused as investors began to worry that the events abroad would not slow the economy down enough to prevent a round of interest rate hikes by the Federal Reserve. However, late April and early May brought favorable economic data that seemed to indicate that Asian difficulties were beginning to slow the overheated U.S. economy at the perfect time.

Through the summer, it became clear that the emerging market crisis was not over. The problems in Asia had lowered demand, and therefore prices, for petroleum and other commodities. Lower commodity prices decreased the hard currency receipts that Russia and other emerging market countries depended on to remain solvent, and the crisis quickly spread. The U.S. market reached new highs in mid-July, but then suffered the first of two harrowing sell-offs as investors again focused on international concerns. The market recovered in September, but sold off again when risky emerging market bets brought a large U.S. hedge fund to its knees. By October 8th, the S&P 500 Index had declined slightly more than 19%, close to the 20% decline that defines a "bear market." Fortunately, the Federal Reserve stepped in and brokered a bail-out for the stumbling hedge fund, Long-Term Capital, and also began cutting interest rates. Stocks usually fair well in declining interest rate environments and the rate cuts set off a furious rally. By year-end, the S&P 500 Index had recovered all of its losses and more as it finished 1998 at new highs.

The PBHG Technology & Communications Portfolio returned 32.20% for the year versus its benchmarks the Pacific Stock Exchange High Technology (PSE) Index return of 54.61% and the Soundview Technology Index return of 42.33%. A great deal of the performance disparity between the Portfolio and the benchmarks can be explained by the continued out-performance of large capitalization stocks. During 1998, the S&P 500, an index containing large U.S. companies, outperformed the small-capitalization Russell 2000 Index by 31.15%. (The S&P 500 was up 28.59% while the Russell 2000 declined 2.56%.) Large company out-performance also occurred within indexes. According to a January 7, 1999 research report by Morgan Stanley Dean Witter analyzing the performance of the S&P 500 Index during 1998, the largest 100 stocks in the S&P 500 Index accounted for a disproportionate 85% of the benchmark's return. Put another way, the other 400 stocks in that Index accounted for only 15% of the S&P 500's return.

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Technology & Communications Portfolio

The disparity between large and small company stock performance also occurred in the technology sector, where the largest technology indexes significantly outperformed smaller capitalization Indexes. We increased the size of the average company in the Portfolio throughout the year to take advantage of the trend favoring large stocks. However, we also continued to follow a disciplined methodology that, in our opinion, leads us to select the companies that exhibit the very best fundamentals. When faced with the choice between fundamentals and other factors, such as this year's size bias in the market, we will always favor those stocks with the best growth characteristics. As a direct result, while the size of the average stock holding did increase during the year, our Portfolio continues to contain many more small companies than our benchmark.

At year end, the weighted-average market capitalization of the PBHG Technology and Communications Portfolio was roughly one-third that of the PSE Index and Soundview Technology Index, but the next twelve months' estimated earnings growth was 20% greater. We believe that, over time, stock appreciation follows earnings growth. Historically, faster growing, smaller companies have enjoyed better stock price appreciation, when compared to the market as a whole. In our opinion, the greater risk aversion caused by the emerging market crisis led investors to gravitate to larger, more liquid stocks in 1998. Fortunately, no trend lasts forever and we believe that slowing earnings growth at larger companies, which are more exposed to overseas markets, will continue in 1999. Inevitably, we think this will lead investors to pay more attention to the rapidly growing small and mid-cap companies that continue to make up a large part of the PBHG Technology and Communications Portfolio.

Sincerely,                                    Sincerely,


/s/ Jeffrey A. Wrona, CFA                     /s/ Michael S. Hahn, CFA
-------------------------                     ------------------------
Jeffrey A. Wrona, CFA                         Michael S. Hahn, CFA
Portfolio Manager                             Portfolio Manager

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Technology & Communications Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                    Annualized
                                                 One Year          Inception to
                                                  Return              Date(2)
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio        32.20%               21.06%

Comparison of Change in the Value of a $10,000 Investment in the PBHG Technology
 & Communications Portfolio, versus the Pacific Stock Exchange High Technology
          Index, the Lipper Science & Technology Funds Average and the
                           Soundview Technology Index

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                              Pacific Stock
                                Exchange
                PBHG              High        Lipper Science        Soundview
             Tech. & Comm.     Technology      & Technology         Technology
              Portfolio         Index(3)      Funds Average(4)       Index(5)
             -------------    -------------   ----------------      ----------
 4/97           10000            10000            10000               10000
 6/97           10320            11288            11449               11368
 9/97           12289            13456            13648               13895
12/97           10409            11639            11822               11333
 3/98           11590            13870            13835               13051
 6/98           11690            13880            14295               13322
 9/98           10641            12843            12767               11570
12/98           13761            18048            18091               16128

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The PBHG Technology & Communications Portfolio commenced operations on May 1, 1997.

(3) The Pacific Stock Exchange High Technology Index is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Science & Technology Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

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        PBHG Insurance Series Fund, Inc.
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        PBHG Select 20 Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Select 20 Portfolio returned 62.52% for the fiscal year ended December 31, 1998. This compares favorably to the returns provided by our two benchmark indices, the S&P 500 Index at 28.59% and the Russell Top 200 Growth Index at 45.08%. In our opinion, the advantages of concentrated investing -- focusing on a limited number of stocks that we are convinced have the greatest fundamental strengths in their underlying businesses -- were borne out in the results of the PBHG Select 20 Portfolio in 1998. Though we had a few disappointments during the year, the benefit of having substantial positions in several of the market's top performers easily compensated for the negative effects of our disappointing stocks. Fortunately, several portfolio holdings appreciated by more than 100% for the year.

As you know, we make no attempt to limit sector exposure in the Portfolio. Our goal is to invest in our twenty best large-cap ideas, regardless of sector. As a result, we consistently over-weighted the Portfolio in the technology sector, which proved fortunate. Seven of our top ten performers were technology stocks. This sector made the biggest contribution to Portfolio performance in each quarter of 1998 and was the only sector that produced a positive return in every quarter. Remarkably, technology produced the best monthly sector performance seven times during the year. This noteworthy consistency of performance may seem unusual given that the technology sector is often derided as being unpredictable and unmanageable. However, in our opinion, technology remains the fastest growing sector of our economy and thus the area to find the greatest number of high-quality, fast-growing companies.

Our other heavily represented sectors -- services, healthcare, and consumer -- all contributed positively to the Portfolio's performance in 1998, though with greater quarterly variability. The Portfolio benefited from our decision to exit the energy sector in the first quarter, just as prices for oil and natural gas began to decline due to dramatic slowdowns in a number of the world's regional economies. Fortunately, we also sold our holdings in the financial services sector in July, prior to the global liquidity scare that negatively affected many stocks in that sector. During 1998, the Portfolio had no exposure to the commodity-oriented industrial/basic materials sector, which proved beneficial as those companies' profits suffered because of slackening demand around the world.

As mentioned above, not all of our Portfolio's investments worked in 1998. Deteriorating fundamentals prompted the sale of a number of holdings, some before the share price collapsed and, unfortunately, some after. We recognize that investors dislike negative surprises. Consequently, we plan to work even harder in 1999 to discern changes at the margin in the fundamental business trends of the companies we own -- changes that we believe portend negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them, and take the appropriate actions.

It is clear that investors favored large cap growth stocks above all others during 1998. Determining factors seemed to be sustainable, above-average rates of growth in a challenging aggregate growth environment, and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by our companies, we think these two factors also contributed to the Portfolio's performance over the course of 1998. At least to some extent, we are grateful for having been in the right place at the right time. Nonetheless, we continue to believe that high quality, strong secular (not cyclical) growth companies consistently represent the most promising investment opportunities.

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Select 20 Portfolio


As we enter 1999, the equity markets are in a decidedly bullish mood. Recent concerns about economic problems around the world, hedge fund shenanigans, terrorist activities, war with Iraq and even the historic impeachment of an American President appear to have dissipated among investors. While we do not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy, and an accommodating Federal Reserve, we also do not expect the current euphoria to last all year. One feature we do expect the equity markets to have in common with 1998 is volatility. Volatility correlates directly with valuation levels, and with valuations at historically high levels, we do not expect many dull moments.

We continue to like the long-term prospects of the growth companies we own. Superior technologies or services, balance sheets, business models, and ability to execute are all characteristics commonly found in top quality growth companies that contribute to sustained, above-average growth rates. We believe companies with these characteristics will continue to be sought out by investors.

In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd., and in the PBHG Insurance Series Fund, Inc.

Sincerely,


/s/ James D. McCall, CFA
------------------------
James D. McCall, CFA
Portfolio Manager

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Select 20 Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                          One Year                 Inception to
                                           Return                     Date(2)
--------------------------------------------------------------------------------
   PBHG Select 20 Portfolio                62.52%                     47.11%
--------------------------------------------------------------------------------


Comparison of Change in the Value of a $10,000 Investment in the PBHG Select 20
     Portfolio, versus the S&P 500 Index, the Russell Top 200 Growth Index, and the Lipper Growth Funds Average

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                                          Russell
               PBHG                       Top 200           Lipper
             Select 20      S&P 500        Growth         Growth Funds
             Portfolio      Index(3)      Index(4)        Average(5)
             ---------      --------      --------        ------------
 9/97          10000         10000         10000            10000
12/97          10050         10287         10305             9878
 3/98          11993         11722         11978            11149
 6/98          13176         12109         12697            11352
 9/98          12625         11436         11793             9857
12/98          16334         13872         14954            12091

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Select 20 Portfolio commenced operations on September 28, 1997.

(3) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Russell Top 200 Growth Index is an unmanaged index comprised of those securities in the Russell Top 200 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Lipper Growth Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Value Portfolio


Dear Shareholder:

For the fourth quarter of 1998, the PBHG Insurance Series Fund, Inc. - PBHG Large Cap Value Portfolio returned 29.59% versus 21.30% for the S&P 500 Index. For the year ended December 31, 1998 the PBHG Large Cap Value Portfolio returned 37.96% versus 28.59% and 15.64% for the S&P 500 and Russell 1000 Value benchmarks, respectively.

The Fed easing sparked a sharp rally in the fourth quarter. Federal Reserve easings have historically been a strong positive influence on stock market returns, and there is no reason to expect this cycle to depart from past norms. While the Fed lowered rates three times last fall, the cumulative reduction only amounted to 75 basis points. As a result, the yield curve has not (yet) shifted to the steep positive slope we initially anticipated. Fortunately, with Fed Funds at 4.75% and inflation currently running around 1%-2%, we believe Alan Greenspan has ample room to lower short-term interest rates further over the course of 1999. Although current Federal Reserve pronouncements suggest that lower short rates are unlikely over the near-term, we are optimistic that ongoing global imbalances such as Brazil's recent currency crisis, will eventually prompt the Fed to ease more assertively. Until then, however, we'd expect the market to trade sideways in volatile fashion.

Finally, no stock market commentary is complete today without a remark about the Internet. In the past 20 years, we have watched a number of manias come and go - most notably, video games, biotechnology, home shopping and physicians practice management companies. Nevertheless we have never seen a boom on as large a scale as the Internet craze. At its recent price of $130, Internet bookseller Amazon.com has appreciated 13-fold over the past twelve months, and now sports a market capitalization of approximately $20 billion, on par with blue-chip giants Eastman Kodak and Dow Chemical. Though Amazon.com has sales of $1 billion, it will lose money for the foreseeable future. Even stranger, the company's market cap is more than quadruple the combined market cap of the two largest book retailers, Barnes & Noble and Borders Group!

With that said, we should note that while the highly-visible Internet stocks have wildly exceeded any rational valuation parameters, the impact of the Internet on business and life around the world will quite possibly be the defining event of the 21st Century. Furthermore, companies that benefit from the Internet boom do not all have names ending in ".com". For example, the Portfolio's fourth quarter results were helped by its holdings of regional telephone companies, which should profit from the proliferation of new phone lines dedicated to Internet access. Also, IBM performed well in the quarter, as its outlook was improved by renewed demand for its mainframe computers that drive the giant databases required by e-commerce. Therefore, while we currently believe it is prudent to avoid speculative Internet stocks, we are continually on the lookout for mainstream investment ideas whose current business trend is accelerated by the e-commerce phenomena.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.


Sincerely,


/s/ Gary Haubold
--------------------
Gary D. Haubold, CFA
Portfolio Manager

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        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                               One Year            Inception to
                                                Return                Date(2)
--------------------------------------------------------------------------------
      PBHGLarge Cap Value Portfolio              37.96%               36.29%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
      PBHG Large Cap Value Portfolio, versus the Russell 1000 Value Index, the Lipper Growth & Income Funds Average and the S&P 500 Index.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                PBHG                                   Lipper
           Large Cap Value       Russell 1000      Growth & Income     S&P 500
              Portfolio         Value Index(3)     Funds Average(4)    Index(5)
           ---------------      --------------     ----------------    --------
10/97           10000              10000               10000            10000
12/97           10441              10747               10444            10643
 3/98           11641              12001               11666            12127
 6/98           12021              12054               11694            12527
 9/98           11117              10658               10240            11281
12/98           14406              12428               12061            13684

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Large Cap Value Portfolio commenced operations on October 29,
     1997.

(3) The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net assets value of the Funds in the category with all capital gains distributions and income dividends reinvested.

(5) The Standard & Poor's ("S&P") 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The index is not intended to imply the Portfolio's past or future performance.

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Small Cap Value Portfolio


Dear Shareholder:

For the fourth quarter of 1998, the PBHG Insurance Series Fund, Inc. - PBHG Small Cap Value Portfolio returned 25.92% versus 16.31% for the Russell 2000 Index. For the year ending December 31, 1998 the PBHG Small Cap Value Portfolio returned 10.94% versus (2.56)% for the Russell 2000 benchmark.

The Fed's interest rate easing sparked a sharp rally in the fourth quarter. While the absolute returns of small cap stocks were impressive, the Russell 2000 small cap Index again lagged the S&P 500 Index in the quarter (by approximately 5%). The trailing twelve month gap between large and small stock returns has now reached 31%, one of the largest performance differentials on record. However, despite the continued relative underperformance of small stocks, we remain very positive on the investment outlook for small companies.

Federal Reserve easings have historically been very beneficial for small stock returns, and we believe there is no reason to expect this cycle to depart from past norms. Although the Fed lowered rates three times last fall, the cumulative reduction only amounted to 75 basis points. As a result, the yield curve has not
(yet) shifted to the steep positive slope we initially anticipated. Fortunately, with Fed Funds at 4.75% and inflation currently running around 1%-2%, we believe, Alan Greenspan has ample room to lower short-term interest rates further over the course of 1999. Although current Federal Reserve pronouncements suggest that lower short-term rates are unlikely over the near-term, we are optimistic that ongoing global imbalances such as Brazil's recent currency crisis, will eventually prompt the Fed to ease more assertively.

Finally, no stock market commentary is complete these days without a brief discussion of the Internet. In the past 20 years, we have watched a number of manias come and go - most notably, video games, biotechnology, home shopping and physicians practice management companies. Nevertheless we have never seen a boom on as large a scale as the Internet craze. At its recent price of $130, Internet bookseller Amazon.com has appreciated 13-fold over the past twelve months, and now sports a market capitalization of approximately $20 billion, on par with blue-chip giants Eastman Kodak and Dow Chemical. Though Amazon.com has sales of $1 billion, it will lose money for the foreseeable future. Even stranger, the company's market cap is more than quadruple the combined market cap of the two largest book retailers, Barnes & Noble and Borders Group!

With that said, we should note that while the highly-visible Internet stocks have wildly exceeded any rational valuation parameters, the impact of the Internet on business and life around the world will quite possibly be the defining event of the 21st Century. Furthermore, companies that benefit from the Internet boom do not all have names ending in ".com". For example, early in the fourth quarter we invested in Banyan Systems, a mediocre computer networking company, at a little over $3 per share. At that price, the company's networking business was fairly valued, but there was nothing in the stock price for Banyan's rapidly growing Internet Switchboard operation. As the Internet craze rapidly broadened out in November, we began selling your Banyan shares at a large percentage profit, and sold the last of your Banyan shares at $7.83 per share - more than a double in less than a quarter!

So, while we are avoiding the speculative Internet stock frenzy, we are continually on the lookout for investment ideas whose current business trend is accelerated by the e-commerce phenomena.

In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

Sincerely,


/s/ Gary D. Haubold
--------------------
Gary D. Haubold, CFA
Portfolio Manager

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                               One Year            Inception to
                                                Return                Date(2)
--------------------------------------------------------------------------------
  PBHG Small Cap Value Portfolio                10.94%                13.68%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
         PBHG Small Cap Value Portfolio versus the Russell 2000 Index, and the Lipper Small Cap Funds Average

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                                                               Lipper
                PBHG Small Cap       Russell 2000             Small Cap
               Value Portfolio         Index(3)            Funds Average(4)
               ---------------       ------------          ----------------
10/97               10000               10000                   10000
12/97               10427               10109                    9940
 3/98               11889               11125                   11032
 6/98               11462               10605                   10579
 9/98                9187                8470                    8313
12/98               11568                9852                    9904

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)  The PBHG Small Cap Value Portfolio commenced operations on October 29,
     1997.

(3) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net assets value of the Funds in the Index with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1998

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- 98.0%
CONSUMER -- 13.6%
BUILDING MATERIAL CHAINS -- 2.2%
Premier Parks*                                    13,200     $   399
--------------------------------------------------------------------------
                                                                 399
--------------------------------------------------------------------------
FUNERAL HOME SERVICES -- 2.9%
Stewart Enterprises, Cl A                         24,400         543
--------------------------------------------------------------------------
                                                                 543
--------------------------------------------------------------------------
RESTAURANTS -- 1.1%
Starbucks*                                         3,500         196
--------------------------------------------------------------------------
                                                                 196
--------------------------------------------------------------------------
RETAIL-APPAREL -- 5.4%
Abercrombie & Fitch, Cl A*                         7,200         509
Ann Taylor Stores*                                12,000         474
--------------------------------------------------------------------------
                                                                 983
--------------------------------------------------------------------------
RETAIL-DEPARTMENT STORES -- 0.9%
Nordstrom                                          5,000         173
--------------------------------------------------------------------------
                                                                 173
--------------------------------------------------------------------------
RETAIL-OFFICE PRODUCTS/SUPPLIES -- 1.1%
Staples*                                           4,541         198
--------------------------------------------------------------------------
                                                                 198
--------------------------------------------------------------------------
 TOTAL CONSUMER (COST $2,086)                                  2,492
--------------------------------------------------------------------------
ENERGY -- 2.2%
CONTRACT DRILLING -- 1.9%
Diamond Offshore Drilling                         14,700         348
--------------------------------------------------------------------------
                                                                 348
--------------------------------------------------------------------------
DRILLING SERVICES & EQUIPMENT -- 0.3%
BJ Services*                                       3,400          53
--------------------------------------------------------------------------
                                                                  53
--------------------------------------------------------------------------
 TOTAL ENERGY (COST $580)                                        401
--------------------------------------------------------------------------
FINANCIAL -- 3.6%
BROKERAGE/INVESTMENT BANK -- 1.0%
Charles Schwab                                     3,250         183
--------------------------------------------------------------------------
                                                                 183
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
Heller Financial*                                 16,000         470
--------------------------------------------------------------------------
                                                                 470
--------------------------------------------------------------------------
 TOTAL FINANCIAL (COST $600)                                     653
--------------------------------------------------------------------------
HEALTH -- 12.8%
ASSISTED LIVING -- 1.0%
Sunrise Assisted Living*                           3,700         192
--------------------------------------------------------------------------
                                                                 192
--------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
Amgen*                                             2,400         251
--------------------------------------------------------------------------
                                                                 251
--------------------------------------------------------------------------
CONTRACT RESEARCH -- 1.0%
Quintiles Transnational*                           3,354         179
--------------------------------------------------------------------------
                                                                 179
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
DRUGS/PHARMACEUTICALS -- 0.8%
Medicis Pharmaceutical, Cl A*                      2,400     $   143
--------------------------------------------------------------------------
                                                                 143
--------------------------------------------------------------------------
HOSPITAL SUPPLIES -- 2.8%
Cardinal Health                                    6,700         508
--------------------------------------------------------------------------
                                                                 508
--------------------------------------------------------------------------
INFORMATION SYSTEMS -- 2.5%
HBO & Company                                     16,120         463
--------------------------------------------------------------------------
                                                                 463
--------------------------------------------------------------------------
PHARMACEUTICAL SERVICES -- 0.4%
Express Scripts, Cl A*                             1,200          81
--------------------------------------------------------------------------
                                                                  81
--------------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 2.9%
Total Renal Care Holdings*                        18,038         533
--------------------------------------------------------------------------
                                                                 533
--------------------------------------------------------------------------
 TOTAL HEALTH (COST $1,954)                                    2,350
--------------------------------------------------------------------------
INDUSTRIAL/GENERAL MANUFACTURING -- 4.8%
AEROSPACE -- 0.6%
Orbital Sciences*                                  2,300         102
--------------------------------------------------------------------------
                                                                 102
--------------------------------------------------------------------------
AUTO-RELATED -- 4.2%
Harley-Davidson                                    7,900         374
Tower Automotive*                                 16,000         399
--------------------------------------------------------------------------
                                                                 773
--------------------------------------------------------------------------
 TOTAL INDUSTRIAL/GENERAL MANUFACTURING (COST $797)              875
--------------------------------------------------------------------------
SERVICE -- 21.0%
ADVERTISING -- 3.0%
Omnicom Group                                      4,600         267
Outdoor Systems*                                   9,300         279
--------------------------------------------------------------------------
                                                                 546
--------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 7.2%
Global Crossing*                                   7,900         356
Pacific Gateway Exchange*                          9,500         457
Qwest Communications International*               10,200         510
--------------------------------------------------------------------------
                                                               1,323
--------------------------------------------------------------------------
ENVIRONMENTAL -- 2.6%
Allied Waste Industries*                          20,095         475
--------------------------------------------------------------------------
                                                                 475
--------------------------------------------------------------------------
EMPLOYMENT SERVICES - INFORMATION/COMPUTER
 SERVICES -- 0.7%
Metamor Worldwide*                                 5,300         132
--------------------------------------------------------------------------
                                                                 132
--------------------------------------------------------------------------
EMPLOYMENT SERVICES - PROFESSIONAL -- 0.5%
Modis Professional Services*                       6,395          93
--------------------------------------------------------------------------
                                                                  93
--------------------------------------------------------------------------
MARKETING INFORMATION -- 2.0%
IMS Health                                         4,900         370
--------------------------------------------------------------------------
                                                                 370
--------------------------------------------------------------------------
MARKETING SERVICES -- 1.1%
Ha Lo Industries*                                  5,300         199
--------------------------------------------------------------------------
                                                                 199
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Growth II Portfolio

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SYSTEMS INTEGRATOR -- 1.5%
Ciber*                                             5,100     $   142
Computer Horizons*                                 4,800         128
--------------------------------------------------------------------------
                                                                 270
--------------------------------------------------------------------------
TELEMARKETING -- 1.4%
Snyder Communications*                             7,900         267
--------------------------------------------------------------------------
                                                                 267
--------------------------------------------------------------------------
TRANSACTIONS PROCESSING -- 1.0%
Fiserv*                                            3,500         180
--------------------------------------------------------------------------
                                                                 180
--------------------------------------------------------------------------
 TOTAL SERVICE (COST $3,388)                                   3,855
--------------------------------------------------------------------------
TECHNOLOGY -- 40.0%
CONTRACT MANUFACTURING -- 3.5%
Celestica*                                         9,500         234
Jabil Circuit*                                     2,400         179
Solectron*                                         2,470         230
--------------------------------------------------------------------------
                                                                 643
--------------------------------------------------------------------------
DATA STORAGE -- 2.5%
Seagate Technology*                               14,900         451
--------------------------------------------------------------------------
                                                                 451
--------------------------------------------------------------------------
DIGITAL VIDEO RELATED -- 0.8%
Gemstar International*                             2,700         155
--------------------------------------------------------------------------
                                                                 155
--------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 2.0%
Corning                                            8,000         360
--------------------------------------------------------------------------
                                                                 360
--------------------------------------------------------------------------
NETWORKING HARDWARE -- 0.9%
Ascend Communications*                             2,500         164
--------------------------------------------------------------------------
                                                                 164
--------------------------------------------------------------------------
NETWORKING SOFTWARE -- 2.0%
Veritas Software*                                  6,000         360
--------------------------------------------------------------------------
                                                                 360
--------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 3.2%
Mettler-Toledo International*                     13,600         382
Waters*                                            2,400         209
--------------------------------------------------------------------------
                                                                 591
--------------------------------------------------------------------------
SATELLITE/CABLE EQUIPMENT -- 2.2%
General Instrument*                               11,800         400
--------------------------------------------------------------------------
                                                                 400
--------------------------------------------------------------------------
SEMI-CONDUCTOR MANUFACTURING -- 7.9%
Advanced Micro Devices*                            8,400         243
Altera*                                            8,500         517
Linear Technology                                  3,270         293
Micron Technology                                  7,900         400
--------------------------------------------------------------------------
                                                               1,453
--------------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCTION EQUIPMENT -- 3.8%
MIPS Technologies*                                 6,100         195
Novellus Systems*                                  3,000         149
Teradyne*                                          8,500         360
--------------------------------------------------------------------------
                                                                 704
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                 Shares/
                                                  Face       Market
                                                 Amount       Value
Description                                       (000)       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SOFTWARE-CLIENT/SERVER -- 2.4%
Citrix Systems*                                    4,600     $   446
--------------------------------------------------------------------------
                                                                 446
--------------------------------------------------------------------------
SOFTWARE-INTERNET -- 4.6%
America Online*                                    1,280         205
At Home, Cl A*                                     2,100         156
Mindspring Enterprises*                            5,400         330
PSINet*                                            7,600         159
--------------------------------------------------------------------------
                                                                 850
--------------------------------------------------------------------------
SOFTWARE-MIDDLEWARE -- 1.6%
New Era of Networks*                               6,600         290
--------------------------------------------------------------------------
                                                                 290
--------------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 0.6%
BMC Software*                                      2,280         102
--------------------------------------------------------------------------
                                                                 102
--------------------------------------------------------------------------
TELECOMMUNICATIONS COMPONENTS -- 2.0%
Uniphase*                                          5,280         366
--------------------------------------------------------------------------
                                                                 366
--------------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $5,623)                                7,335
--------------------------------------------------------------------------
   Total Common Stock
     (Cost $15,028)                                           17,961
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
Morgan Stanley
 4.50%, dated 12/31/98, matures 01/04/99,
 repurchase price $1,065,589 (collateralized
 by U.S. Treasury Note: total market value
 $1,090,839) (A)                                 $ 1,065     $ 1,065
--------------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $1,065)                                             1,065
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.8%
 (COST $16,093)                                               19,026
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.8%)
Other Assets and Liabilities, Net                               (705)
--------------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 1,575,446 outstanding shares of common
 stock                                                        16,929
Accumulated net realized loss on investments                  (1,541)
Net unrealized appreciation on investments                     2,933
--------------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                   18,321
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE     $ 11.63
--------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio


STATEMENT OF NET ASSETS
As of December 31, 1998

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                       Shares      (000)
--------------------------------------------------------------------------
COMMON STOCK -- 95.0%
SERVICE -- 10.1%
COMMUNICATIONS SERVICES -- 5.3%
Global Crossing*                                   9,300     $   420
Qwest Communications International*               25,700       1,285
--------------------------------------------------------------------------
                                                               1,705
--------------------------------------------------------------------------
EDUCATIONAL SERVICES -- 0.5%
Devry*                                             5,500         168
--------------------------------------------------------------------------
                                                                 168
--------------------------------------------------------------------------
MARKETING INFORMATION -- 1.8%
Acxiom*                                           19,100         593
--------------------------------------------------------------------------
                                                                 593
--------------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 0.6%
Tier Technologies*                                10,400         179
--------------------------------------------------------------------------
                                                                 179
--------------------------------------------------------------------------
TRANSACTIONS PROCESSING -- 1.9%
Amdocs*                                           36,800         630
--------------------------------------------------------------------------
                                                                 630
--------------------------------------------------------------------------
 TOTAL SERVICE (COST $2,435)                                   3,275
--------------------------------------------------------------------------
TECHNOLOGY -- 84.9%
COMPUTER-MANUFACTURING -- 6.7%
Compaq Computers                                  14,000         587
Dell Computer*                                    12,700         929
IBM                                                3,500         647
--------------------------------------------------------------------------
                                                               2,163
--------------------------------------------------------------------------
CONTRACT MANUFACTURING -- 1.8%
Solectron*                                         6,400         595
--------------------------------------------------------------------------
                                                                 595
--------------------------------------------------------------------------
DATA COMMUNICATIONS -- 0.2%
DSET*                                              5,300          55
--------------------------------------------------------------------------
                                                                  55
--------------------------------------------------------------------------
DATA STORAGE -- 7.2%
EMC*                                              14,700       1,250
Seagate Technology*                               36,100       1,092
--------------------------------------------------------------------------
                                                               2,342
--------------------------------------------------------------------------
DIGITAL VIDEO RELATED -- 0.7%
Gemstar International*                             4,000         229
--------------------------------------------------------------------------
                                                                 229
--------------------------------------------------------------------------
NETWORKING HARDWARE -- 8.3%
Ascend Communications*                            18,800       1,236
Cisco Systems*                                    15,750       1,462
--------------------------------------------------------------------------
                                                               2,698
--------------------------------------------------------------------------
NETWORKING SOFTWARE -- 1.1%
Veritas Software*                                  5,900         354
--------------------------------------------------------------------------
                                                                 354
--------------------------------------------------------------------------
SATELLITE/CABLE EQUIPMENT -- 1.0%
General Instrument*                                9,500         322
--------------------------------------------------------------------------
                                                                 322
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                  Shares/
                                                   Face       Market
                                                  Amount       Value
Description                                        (000)       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SEMI-CONDUCTOR MANUFACTURING -- 20.7%
Advanced Micro Devices*                           38,100      $ 1,103
Altera*                                           13,700          834
Intel                                             12,700        1,506
Linear Technology                                  8,600          770
Micron Technology                                 23,400        1,183
Texas Instruments                                  8,700          744
Transwitch*                                        8,100          315
Vitesse Semiconductor*                             6,200          283
--------------------------------------------------------------------------
                                                                6,738
--------------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCTION EQUIPMENT -- 5.7%
Applied Materials*                                28,100        1,200
Teradyne*                                         15,400          653
--------------------------------------------------------------------------
                                                                1,853
--------------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 6.2%
Citrix Systems*                                   10,250          995
Compuware*                                        13,100        1,023
--------------------------------------------------------------------------
                                                                2,018
--------------------------------------------------------------------------
SOFTWARE-DESKTOP -- 3.5%
Microsoft*                                         8,300        1,151
--------------------------------------------------------------------------
                                                                1,151
--------------------------------------------------------------------------
SOFTWARE-INTERNET -- 9.8%
America Online*                                    9,300        1,488
At Home, Cl A*                                     5,900          438
Mindspring Enterprises*                            6,000          366
PSINet*                                           23,400          489
Ticketmaster Online*                               6,900          386
--------------------------------------------------------------------------
                                                                3,167
--------------------------------------------------------------------------
SOFTWARE-MIDDLEWARE -- 4.1%
New Era of Networks*                              30,200        1,329
--------------------------------------------------------------------------
                                                                1,329
--------------------------------------------------------------------------
TELECOMMUNICATIONS COMPONENTS -- 3.7%
Uniphase*                                         17,300        1,200
--------------------------------------------------------------------------
                                                                1,200
--------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
Advanced Fibre Communication*                     39,100          428
Nokia ADR, Cl A                                    7,800          939
--------------------------------------------------------------------------
                                                                1,367
--------------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $20,734)                               27,581
--------------------------------------------------------------------------
   Total Common Stock
     (Cost $23,169)                                            30,856
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.2%
Morgan Stanley
 4.50%, dated 12/31/98, matures 01/04/99,
 repurchase price $2,663,237 (collateralized
 by U.S. Government Obligation: total market
 value $2,733,972)(A)                             $2,661        2,661
--------------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $2,661)                                              2,661
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.2%
 (COST $25,830)                                                33,517
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.2%)
Other Assets and Liabilities, Net                              (1,024)
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Technology & Communications Portfolio

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                       Shares      (000)
--------------------------------------------------------------------------
NET ASSETS
Paid-in Capital (Authorized 500 million
 shares - $0.001 par value) based on
 2,362,151 outstanding shares of common stock                $26,633
Accumulated net realized loss on investments                  (1,827)
Net unrealized appreciation on investments                     7,687
--------------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                   32,493
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                             $ 13.76
--------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Select 20 Portfolio


STATEMENT OF NET ASSETS
As of December 31, 1998

--------------------------------------------------------------------------
                                                             Market
                                                             Value
Description                                     Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- 88.9%
CONSUMER -- 15.7%
BUILDING MATERIAL CHAINS -- 5.2%
Home Depot                                      269,200     $ 16,472
--------------------------------------------------------------------------
                                                              16,472
--------------------------------------------------------------------------
ENTERTAINMENT/MOVIES -- 5.4%
Carnival, Cl A                                  362,000       17,376
--------------------------------------------------------------------------
                                                              17,376
--------------------------------------------------------------------------
RETAIL-OFFICE PRODUCTS/SUPPLIES -- 5.1%
Staples*                                        371,300       16,221
--------------------------------------------------------------------------
                                                              16,221
--------------------------------------------------------------------------
 TOTAL CONSUMER (COST $38,311)                                50,069
--------------------------------------------------------------------------
HEALTH -- 16.5%
CONTRACT RESEARCH -- 1.7%
Quintiles Transnational*                        103,900        5,546
--------------------------------------------------------------------------
                                                               5,546
--------------------------------------------------------------------------
DRUGS/PHARMACEUTICALS -- 3.8%
Pfizer                                           95,900       12,029
--------------------------------------------------------------------------
                                                              12,029
--------------------------------------------------------------------------
HOSPITAL SUPPLIES -- 5.3%
Cardinal Health                                 221,000       16,768
--------------------------------------------------------------------------
                                                              16,768
--------------------------------------------------------------------------
MEDICAL DEVICES -- 5.7%
Guidant                                         163,300       18,004
--------------------------------------------------------------------------
                                                              18,004
--------------------------------------------------------------------------
 TOTAL HEALTH (COST $43,432)                                  52,347
--------------------------------------------------------------------------
SERVICE -- 18.6%
COMMUNICATIONS SERVICES -- 5.4%
MCI Worldcom*                                   240,900       17,285
--------------------------------------------------------------------------
                                                              17,285
--------------------------------------------------------------------------
ENVIRONMENTAL -- 3.3%
Waste Management                                225,300       10,505
--------------------------------------------------------------------------
                                                              10,505
--------------------------------------------------------------------------
RADIO/TELEVISION -- 9.9%
Chancellor Media, Cl A*                         209,700       10,039
Clear Channel Communications*                   281,900       15,364
Fox Entertainment Group*                        234,800        5,914
--------------------------------------------------------------------------
                                                              31,317
--------------------------------------------------------------------------
 TOTAL SERVICE (COST $50,743)                                 59,107
--------------------------------------------------------------------------
TECHNOLOGY -- 38.1%
COMPUTER-MANUFACTURING -- 4.9%
Dell Computer*                                  210,100       15,377
--------------------------------------------------------------------------
                                                              15,377
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                               Shares/
                                                 Face        Market
                                                Amount       Value
Description                                     (000)        (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
DATA STORAGE -- 5.7%
EMC*                                            214,500     $ 18,233
--------------------------------------------------------------------------
                                                              18,233
--------------------------------------------------------------------------
NETWORKING HARDWARE -- 8.5%
Ascend Communications*                          127,100        8,356
Cisco Systems*                                  201,800       18,730
--------------------------------------------------------------------------
                                                              27,086
--------------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 5.1%
Compuware*                                      207,000       16,172
--------------------------------------------------------------------------
                                                              16,172
--------------------------------------------------------------------------
SOFTWARE-DESKTOP -- 2.7%
Microsoft*                                       61,000        8,474
--------------------------------------------------------------------------
                                                               8,474
--------------------------------------------------------------------------
SOFTWARE-INTERNET -- 7.6%
America Online*                                 151,400       24,223
--------------------------------------------------------------------------
                                                              24,223
--------------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 3.6%
BMC Software*                                   257,300       11,466
--------------------------------------------------------------------------
                                                              11,466
--------------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $75,788)                             121,031
--------------------------------------------------------------------------
   TOTAL COMMON STOCK
     (Cost $208,274)                                         282,554
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.6%
Morgan Stanley
 4.63%, dated 12/31/98, matures 01/04/99,
 repurchase price $46,612,177
 (collaterized by U.S. Government
 Obligations: total market value
 $47,839,843) (A)                              $ 46,588       46,588
--------------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $46,588)                                           46,588
--------------------------------------------------------------------------
 TOTAL INVESTMENTS -- 103.5% (COST $254,862)                 329,142
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.5%)
Other Assets and Liabilities, Net                            (11,216)
--------------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 19,508,329 outstanding shares of common
 stock                                                       252,661
Accumulated net realized loss on
 investments                                                  (9,015)
Net unrealized appreciation on investments                    74,280
--------------------------------------------------------------------------
 TOTAL NET ASSETS -- 100.0%                                 $317,926
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                            $  16.30
--------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


SCHEDULE OF INVESTMENTS
As of December 31, 1998

--------------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------------
COMMON STOCK -- 94.0%
COMMERCIAL SERVICES -- 1.9%
ADVERTISING -- 1.9%
Young & Rubicam*                                   13,000     $  421
--------------------------------------------------------------------------
                                                                 421
--------------------------------------------------------------------------
 TOTAL COMMERCIAL SERVICES (COST $382)                           421
--------------------------------------------------------------------------
CONSUMER DURABLES -- 5.2%
CONSUMER ELECTRONICS/APPLIANCES -- 1.1%
Maytag                                              3,900        243
--------------------------------------------------------------------------
                                                                 243
--------------------------------------------------------------------------
HOMEBUILDING -- 0.6%
Centex                                              2,900        131
--------------------------------------------------------------------------
                                                                 131
--------------------------------------------------------------------------
MOTOR VEHICLES -- 3.5%
Daimler Chrysler AG*                                2,096        201
Ford Motor                                          9,800        575
--------------------------------------------------------------------------
                                                                 776
--------------------------------------------------------------------------
 TOTAL CONSUMER DURABLES (COST $934)                           1,150
--------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.8%
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch                                      1,300         85
--------------------------------------------------------------------------
                                                                  85
--------------------------------------------------------------------------
APPAREL -- 0.6%
VF                                                  2,700        127
--------------------------------------------------------------------------
                                                                 127
--------------------------------------------------------------------------
MEAT/POULTRY/FISH -- 1.0%
Conagra                                             7,200        227
--------------------------------------------------------------------------
                                                                 227
--------------------------------------------------------------------------
PACKAGE GOODS/COSMETICS -- 2.6%
Clorox                                              4,100        478
Dial                                                3,100         90
--------------------------------------------------------------------------
                                                                 568
--------------------------------------------------------------------------
PACKAGED FOODS -- 3.9%
Quaker Oats                                         4,200        250
Ralston Purina Group                                2,700         87
Sara Lee                                           19,200        541
--------------------------------------------------------------------------
                                                                 878
--------------------------------------------------------------------------
TOBACCO -- 0.3%
Philip Morris                                       1,300         70
--------------------------------------------------------------------------
                                                                  70
--------------------------------------------------------------------------
 TOTAL CONSUMER NON-DURABLES (COST $1,849)                     1,955
--------------------------------------------------------------------------
CONSUMER SERVICES -- 3.1%
HOTELS/RESORTS -- 0.8%
Royal Caribbean Cruises Limited                     5,000        185
--------------------------------------------------------------------------
                                                                 185
--------------------------------------------------------------------------
MEDIA CONGLOMERATES -- 0.4%
Viacom, Cl B*                                       1,100         81
--------------------------------------------------------------------------
                                                                  81
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------------
NEWSPAPERS -- 1.0%
Knight-Ridder                                       4,300     $  220
--------------------------------------------------------------------------
                                                                 220
--------------------------------------------------------------------------
RESTAURANTS -- 0.9%
Tricon Global Restaurants*                          4,000        201
--------------------------------------------------------------------------
                                                                 201
--------------------------------------------------------------------------
 TOTAL CONSUMER SERVICES (COST $558)                             687
--------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 11.1%
COMPUTER COMMUNICATIONS -- 1.1%
Cisco Systems*                                      2,700        251
--------------------------------------------------------------------------
                                                                 251
--------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 2.9%
Dell Computer*                                        800         59
IBM                                                 1,800        332
NCR*                                                3,300        138
Sun Microsystems*                                   1,400        120
--------------------------------------------------------------------------
                                                                 649
--------------------------------------------------------------------------
SEMI-CONDUCTORS -- 6.4%
Altera*                                             2,000        122
Intel                                               6,800        806
Level One Communications*                           6,000        213
Micron Technology                                   1,900         96
Texas Instruments                                   2,200        188
--------------------------------------------------------------------------
                                                               1,425
--------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
Motorola                                            1,400         85
Tellabs*                                            1,000         69
--------------------------------------------------------------------------
                                                                 154
--------------------------------------------------------------------------
 TOTAL ELECTRONIC TECHNOLOGY (COST $1,778)                     2,479
--------------------------------------------------------------------------
ENERGY MINERALS -- 0.2%
INTEGRATED OIL COMPANIES -- 0.2%
Conoco, Cl A*                                       2,500         52
--------------------------------------------------------------------------
                                                                  52
--------------------------------------------------------------------------
 TOTAL ENERGY MINERALS (COST $58)                                 52
--------------------------------------------------------------------------
FINANCE -- 17.2%
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
American Express                                      700         72
--------------------------------------------------------------------------
                                                                  72
--------------------------------------------------------------------------
FINANCE COMPANIES -- 4.2%
Fannie Mae                                          1,600        118
Federal Home Loan Mortgage                         12,600        812
--------------------------------------------------------------------------
                                                                 930
--------------------------------------------------------------------------
INVESTMENT BANKERS/BROKERS/SERVICES -- 0.2%
Paine Webber Group                                    900         35
--------------------------------------------------------------------------
                                                                  35
--------------------------------------------------------------------------
INVESTMENT MANAGERS -- 0.3%
Waddell & Reed Financial, Cl A                      2,900         69
--------------------------------------------------------------------------
                                                                  69
--------------------------------------------------------------------------
LIFE INSURANCE -- 0.4%
MONY Group (The)*                                   3,100         97
--------------------------------------------------------------------------
                                                                  97
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio


--------------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
MAJOR BANKS -- 5.4%
BankBoston                                          7,200     $  280
Chase Manhattan                                     3,100        211
Fleet Financial Group                               7,300        326
Mellon Bank                                         3,400        234
PNC Bank                                            2,900        157
--------------------------------------------------------------------------
                                                               1,208
--------------------------------------------------------------------------
MID-SIZED BANKS -- 2.4%
AmSouth Bancorporation                              8,200        374
First Security                                      2,300         54
Hibernia, Cl A                                      6,400        111
--------------------------------------------------------------------------
                                                                 539
--------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.3%
Allstate                                            5,200        201
American International Group                        3,300        319
--------------------------------------------------------------------------
                                                                 520
--------------------------------------------------------------------------
PROPERTY-CASUALTY INSURANCE -- 0.5%
Progressive                                           600        102
--------------------------------------------------------------------------
                                                                 102
--------------------------------------------------------------------------
SMALLER BANKS -- 0.5%
Valley National Bancorporation                      4,200        118
--------------------------------------------------------------------------
                                                                 118
--------------------------------------------------------------------------
SPECIALTY INSURERS -- 0.7%
AMBAC Financial Group                               2,500        150
--------------------------------------------------------------------------
                                                                 150
--------------------------------------------------------------------------
 TOTAL FINANCE (COST $3,528)                                   3,840
--------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 11.3%
BIOTECHNOLOGY -- 1.0%
Amgen*                                                600         63
Biogen*                                             2,000        166
--------------------------------------------------------------------------
                                                                 229
--------------------------------------------------------------------------
MAJOR PHARMACEUTICALS -- 7.7%
Abbott Laboratories                                 7,400        363
Bristol-Myers Squibb                                  600         80
Lilly (Eli) & Company                               2,300        204
Pharmacia & Upjohn                                  1,500         91
Schering-Plough                                     7,700        425
Warner-Lambert                                      7,200        541
--------------------------------------------------------------------------
                                                               1,704
--------------------------------------------------------------------------
OTHER PHARMACEUTICALS -- 2.6%
Allergan                                            9,000        583
--------------------------------------------------------------------------
                                                                 583
--------------------------------------------------------------------------
 TOTAL HEALTH TECHNOLOGY (COST $2,249)                         2,516
--------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.4%
ENGINEERING & CONSTRUCTION -- 1.4%
Fluor                                               7,200        306
--------------------------------------------------------------------------
                                                                 306
--------------------------------------------------------------------------
 TOTAL INDUSTRIAL SERVICES (COST $297)                           306
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
NON-ENERGY MINERALS -- 1.3%
BUILDING MATERIALS -- 1.3%
Owens Corning                                       2,400     $   85
USG                                                 1,600         82
Vulcan Materials                                    1,000        131
--------------------------------------------------------------------------
                                                                 298
--------------------------------------------------------------------------
 TOTAL NON-ENERGY MINERALS (COST $265)                           298
--------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 4.4%
AUTO PARTS: O.E.M. -- 0.9%
Federal-Mogul                                       3,200        190
--------------------------------------------------------------------------
                                                                 190
--------------------------------------------------------------------------
DIVERSIFIED MANUFACTURE -- 0.4%
Tyco International                                  1,200         91
--------------------------------------------------------------------------
                                                                  91
--------------------------------------------------------------------------
INDUSTRIAL MACHINERY/COMPONENTS -- 0.6%
Ingersoll Rand                                      2,800        131
--------------------------------------------------------------------------
                                                                 131
--------------------------------------------------------------------------
OFFICE EQUIPMENT/SUPPLIES -- 2.5%
Diebold                                             6,600        235
Lexmark International Group, Cl A*                  3,300        332
--------------------------------------------------------------------------
                                                                 567
--------------------------------------------------------------------------
 TOTAL PRODUCER MANUFACTURING (COST $796)                        979
--------------------------------------------------------------------------
RETAIL TRADE -- 2.8%
CLOTHING/SHOE/ACCESSORY STORES -- 0.7%
TJX Companies                                       5,800        168
--------------------------------------------------------------------------
                                                                 168
--------------------------------------------------------------------------
COMPUTER/VIDEO CHAINS -- 0.4%
Best Buy*                                           1,400         86
--------------------------------------------------------------------------
                                                                  86
--------------------------------------------------------------------------
DEPARTMENT STORES -- 0.5%
Federated Department Stores*                        2,500        109
--------------------------------------------------------------------------
                                                                 109
--------------------------------------------------------------------------
DISCOUNT STORES -- 0.8%
Wal-Mart Stores                                     2,100        171
--------------------------------------------------------------------------
                                                                 171
--------------------------------------------------------------------------
FOOD CHAINS -- 0.4%
Kroger*                                             1,400         85
--------------------------------------------------------------------------
                                                                  85
--------------------------------------------------------------------------
 TOTAL RETAIL TRADE (COST $495)                                  619
--------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 10.3%
COMPUTER SOFTWARE -- 7.5%
Adobe Systems                                       3,200        150
BMC Software*                                       5,700        254
Computer Associates International                   8,300        353
Compuware*                                            300         23
Microsoft*                                          1,900        264
Novell*                                            20,000        363
Oracle*                                             1,000         43
Sterling Software*                                  8,200        222
--------------------------------------------------------------------------
                                                               1,672
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Value Portfolio

--------------------------------------------------------------------------
                                                              Market
                                                              Value
Description                                        Shares     (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
EDP SERVICES -- 1.5%
DST Systems*                                        4,300     $  245
Keane*                                              2,100         84
--------------------------------------------------------------------------
                                                                 329
--------------------------------------------------------------------------
ELECTRONIC DISTRIBUTORS -- 1.3%
Arrow Electronics*                                 10,700        286
--------------------------------------------------------------------------
                                                                 286
--------------------------------------------------------------------------
 TOTAL TECHNOLOGY SERVICES (COST $2,081)                       2,287
--------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
AIRLINES -- 2.5%
AMR*                                                4,100        243
Comair Holdings                                     5,000        170
Continental Airlines, Cl B*                         1,200         40
Delta Air Lines                                     2,100        109
--------------------------------------------------------------------------
                                                                 562
--------------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $546)                                562
--------------------------------------------------------------------------
UTILITIES -- 12.5%
ELECTRIC UTILITIES: CENTRAL -- 0.5%
Kansas City Power & Light                           3,500        104
--------------------------------------------------------------------------
                                                                 104
--------------------------------------------------------------------------
ELECTRIC UTILITIES: EAST -- 2.6%
Allegheny Energy                                    5,200        179
Consolidated Edison                                 2,500        132
PECO Energy                                         6,700        279
--------------------------------------------------------------------------
                                                                 590
--------------------------------------------------------------------------
ELECTRIC UTILITIES: SOUTH -- 3.7%
Central & South West                                1,500         41
Florida Progress                                    1,800         81
Houston Industries                                 12,500        402
LG&E Energy                                        10,400        294
--------------------------------------------------------------------------
                                                                 818
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                  Shares/
                                                   Face       Market
                                                  Amount       Value
Description                                        (000)       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
MAJOR U.S. TELECOMMUNICATIONS -- 4.7%
Ameritech                                            700      $    44
Bellsouth                                          1,000           50
GTE                                                1,500           98
MCI Worldcom*                                      1,700          122
SBC Communications                                 2,100          113
Sprint Fon Group                                   3,700          311
US West                                            5,000          322
--------------------------------------------------------------------------
                                                                1,060
--------------------------------------------------------------------------
OTHER TELECOMMUNICATIONS -- 1.0%
Century Telephone Enterprises                      3,300          224
--------------------------------------------------------------------------
                                                                  224
--------------------------------------------------------------------------
 TOTAL UTILITIES (COST $2,529)                                  2,796
--------------------------------------------------------------------------
   Total Common Stock
     (Cost $18,345)                                            20,947
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
Morgan Stanley
 4.50%, dated 12/31/98, matures 01/04/99,
 repurchase price $1,013,880 (collateralized
 by U.S. Treasury Note: total market value
 $1,037,904)(A)                                   $1,013        1,013
--------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
   (COST $1,013)                                                1,013
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
 (COST $19,358)                                               $21,960
--------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1998

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- 93.8%
COMMERCIAL SERVICES -- 5.5%
ADVERTISING -- 0.8%
ADVO Systems*                                     10,600     $   280
VDI Media*                                         6,000          57
--------------------------------------------------------------------------
                                                                 337
--------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 4.4%
Interim Services*                                 12,300         288
NCO Group*                                         1,300          59
Personnel Group of America*                       24,600         431
RCM Technologies*                                 21,000         556
Reynolds & Reynolds, Cl A                         26,500         607
--------------------------------------------------------------------------
                                                               1,941
--------------------------------------------------------------------------
WHOLESALE DISTRIBUTORS -- 0.3%
United Stationers                                  6,000         156
--------------------------------------------------------------------------
                                                                 156
--------------------------------------------------------------------------
 TOTAL COMMERCIAL SERVICES (COST $1,948)                       2,434
--------------------------------------------------------------------------
CONSUMER DURABLES -- 9.3%
AUTOMOTIVE AFTERMARKET -- 0.4%
Bandag                                             1,000          40
Standard Motor Products                            6,200         150
--------------------------------------------------------------------------
                                                                 190
--------------------------------------------------------------------------
HOME FURNISHINGS -- 4.7%
Dorel Industries, Cl B*                           36,000         581
Ethan Allen Interiors                              1,800          74
La-Z-Boy                                          17,200         306
Mohawk Industries*                                22,900         963
Pillowtex                                          5,300         142
--------------------------------------------------------------------------
                                                               2,066
--------------------------------------------------------------------------
HOMEBUILDING -- 4.2%
Beazer Homes USA*                                 14,200         355
Champion Enterprises*                              9,600         263
Crossman Communities*                             11,000         304
Horton (D.R.)                                     24,800         570
MDC Holdings                                       2,200          47
Pulte                                             11,000         306
--------------------------------------------------------------------------
                                                               1,845
--------------------------------------------------------------------------
 TOTAL CONSUMER DURABLES (COST $3,580)                         4,101
--------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.5%
APPAREL -- 0.5%
Kellwood                                           9,500         238
--------------------------------------------------------------------------
                                                                 238
--------------------------------------------------------------------------
MEAT/POULTRY/FISH -- 1.1%
IBP                                               16,200         472
--------------------------------------------------------------------------
                                                                 472
--------------------------------------------------------------------------
SHOE MANUFACTURING -- 1.1%
K-Swiss, Cl A                                      3,400          91
Timberland, Cl A*                                  8,900         406
--------------------------------------------------------------------------
                                                                 497
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SPECIALTY FOODS/CANDY -- 2.8%
Earthgrains                                        2,500     $    77
Fresh Del Monte Produce*                          15,800         343
Ralcorp Holdings*                                 12,900         235
Universal Foods                                   20,500         562
--------------------------------------------------------------------------
                                                               1,217
---------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
 TOTAL CONSUMER NON-DURABLES (COST $2,423)                     2,424
--------------------------------------------------------------------------
CONSUMER SERVICES -- 5.6%
BOOKS/MAGAZINES -- 1.7%
IDG Books Worldwide*                              26,300         454
Scholastic*                                        5,400         290
--------------------------------------------------------------------------
                                                                 744
--------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 1.1%
Veterinary Centers of America*                    25,000         498
--------------------------------------------------------------------------
                                                                 498
--------------------------------------------------------------------------
RESTAURANTS -- 2.8%
Buffets*                                          40,300         481
Foodmaker*                                        19,100         421
Rare Hospitality International*                   19,000         266
Rock Bottom Restaurants*                           6,800          37
--------------------------------------------------------------------------
                                                               1,205
--------------------------------------------------------------------------
 TOTAL CONSUMER SERVICES (COST $1,964)                         2,447
--------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 7.9%
ELECTRONIC COMPONENTS -- 1.0%
Hadco*                                             8,200         287
Plexus*                                            1,900          64
Smart Modular Technologies*                        3,600         100
--------------------------------------------------------------------------
                                                                 451
--------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 0.5%
Micron Electronics*                               12,000         208
--------------------------------------------------------------------------
                                                                 208
--------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 1.2%
Novellus Systems*                                 11,000         545
--------------------------------------------------------------------------
                                                                 545
--------------------------------------------------------------------------
MILITARY/GOVERNMENT/TECHNICAL -- 0.2%
Applied Signal Technology*                         7,500          81
--------------------------------------------------------------------------
                                                                  81
--------------------------------------------------------------------------
OFFICE/PLANT AUTOMATION -- 0.4%
Brooktrout Technology*                            10,900         187
--------------------------------------------------------------------------
                                                                 187
--------------------------------------------------------------------------
SEMI-CONDUCTORS -- 2.7%
C-Cube Microsystems*                               8,200         221
Cirrus Logic*                                      9,500          93
Cypress Semiconductor*                            25,000         208
Lattice Semiconductor*                             5,700         261
Level One Communications*                          5,600         199
Micrel*                                            3,500         193
--------------------------------------------------------------------------
                                                               1,175
--------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
Advanced Fibre Communication*                     56,200         615
Periophonics*                                     15,200         200
--------------------------------------------------------------------------
                                                                 815
--------------------------------------------------------------------------
 TOTAL ELECTRONIC TECHNOLOGY (COST $3,105)                     3,462
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio



--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
ENERGY MINERALS -- 0.4%
OIL & GAS PRODUCTION -- 0.4%
Devon Energy                                       1,800     $    55
Vintage Petroleum                                 12,000         104
--------------------------------------------------------------------------
                                                                 159
--------------------------------------------------------------------------
 TOTAL ENERGY MINERALS (COST $218)                               159
--------------------------------------------------------------------------
FINANCE -- 18.9%
INVESTMENT BANKERS/BROKERS/SERVICES -- 4.3%
Everen Capital                                    10,900         248
Freedom Securities                                12,500         189
Investment Technology Group*                       6,000         372
Legg Mason                                        31,800       1,004
Raymond James Financial                            3,300          70
--------------------------------------------------------------------------
                                                               1,883
--------------------------------------------------------------------------
INVESTMENT MANAGERS -- 1.0%
Federated Investors                               14,000         254
Waddell & Reed Financial, Cl A                     7,800         185
--------------------------------------------------------------------------
                                                                 439
--------------------------------------------------------------------------
MAJOR BANKS -- 2.8%
Summit Bancorp                                     4,600         201
Unionbancal                                       30,000       1,022
--------------------------------------------------------------------------
                                                               1,223
--------------------------------------------------------------------------
MID-SIZED BANKS --1.6%
Bancwest                                           5,200         250
Mercantile Bankshares                             11,000         423
--------------------------------------------------------------------------
                                                                 673
--------------------------------------------------------------------------
REAL ESTATE -- 0.4%
Sunterra*                                         12,300         185
--------------------------------------------------------------------------
                                                                 185
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.4%
Berkshire Realty                                  23,900         227
Camden Property Trust                              2,800          73
Cornerstone Properties                             2,700          42
Developers Diversified Realty                     10,400         185
Highwoods Properties                               1,800          46
Mack Cali Realty                                   5,600         173
New Plan Excel Realty Trust                        1,300          29
Pennsylvania Real Estate Investment Trust          5,000          97
Sun Communties                                     1,200          42
Weingarten Realty Investors                        3,300         147
--------------------------------------------------------------------------
                                                               1,061
--------------------------------------------------------------------------
RENTAL/LEASING COMPANIES -- 0.6%
GATX                                               7,000         265
--------------------------------------------------------------------------
                                                                 265
--------------------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS -- 0.6%
Carolina First                                     3,800          95
Flushing Financial                                 5,850          93
Staten Island Bancorp                              4,300          86
--------------------------------------------------------------------------
                                                                 274
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
SMALLER BANKS -- 4.6%
City National                                      9,900     $   412
Commercial Bank of New York                        6,600          97
North Fork Bancorporation                         11,300         270
Pacific Bank                                       9,500         414
UST                                               24,900         587
Valley National Bancorporation                     8,900         251
--------------------------------------------------------------------------
                                                               2,031
--------------------------------------------------------------------------
SPECIALTY INSURERS -- 0.6%
Financial Securities Assurance Holdings            5,100         277
--------------------------------------------------------------------------
                                                                 277
--------------------------------------------------------------------------
 TOTAL FINANCE (COST $8,060)                                   8,311
--------------------------------------------------------------------------
HEALTH SERVICES -- 3.7%
HOSPITAL/NURSING MANAGEMENT -- 0.8%
Beverly Enterprises*                              26,600         180
HCR Manor Care*                                    5,400         158
--------------------------------------------------------------------------
                                                                 338
--------------------------------------------------------------------------
MANAGED HEALTH CARE -- 0.4%
Trigon Healthcare*                                 4,800         179
--------------------------------------------------------------------------
                                                                 179
--------------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS -- 0.7%
Bindly Western Industries                          3,800         187
Owens & Minor                                      7,700         121
--------------------------------------------------------------------------
                                                                 308
--------------------------------------------------------------------------
SERVICES TO THE HEALTH INDUSTRY -- 1.8%
Boron Lepore & Associates*                         2,700          93
Health Management Systems*                        20,000         158
Pharmaceutical Product Development*               18,200         547
--------------------------------------------------------------------------
                                                                 798
--------------------------------------------------------------------------
 TOTAL HEALTH SERVICES (COST $1,446)                           1,623
--------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 2.2%
BIOTECHNOLOGY -- 0.8%
IDEXX Laboratories*                               12,100         326
--------------------------------------------------------------------------
                                                                 326
--------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
Invacare                                           1,800          43
--------------------------------------------------------------------------
                                                                  43
--------------------------------------------------------------------------
OTHER PHARMACEUTICALS -- 1.3%
King Pharmaceuticals*                             22,000         580
--------------------------------------------------------------------------
                                                                 580
--------------------------------------------------------------------------
 TOTAL HEALTH TECHNOLOGY (COST $627)                             949
--------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.5%
ENGINEERING & CONSTRUCTION -- 0.3%
Emcor Group*                                       2,300          37
Group Maintenance America*                         8,200          99
--------------------------------------------------------------------------
                                                                 136
--------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.2%
Horizin Offshore*                                 17,600          97
--------------------------------------------------------------------------
                                                                  97
--------------------------------------------------------------------------
 TOTAL INDUSTRIAL SERVICES (COST $325)                           233
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
NON-ENERGY MINERALS -- 1.2%
BUILDING MATERIALS -- 0.8%
Southdown                                          6,252     $   370
--------------------------------------------------------------------------
                                                                 370
--------------------------------------------------------------------------
STEEL/IRON ORE -- 0.4%
AK Steel Holding                                   7,300         172
--------------------------------------------------------------------------
                                                                 172
--------------------------------------------------------------------------
 TOTAL NON-ENERGY MINERALS (COST $505)                           542
--------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 7.8%
AUTO PARTS -- 1.1%
Delco Remy International, Cl A*                   18,400         181
Meritor Automotive                                14,200         301
--------------------------------------------------------------------------
                                                                 482
--------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.9%
Dal-Tile International*                           41,000         425
--------------------------------------------------------------------------
                                                                 425
--------------------------------------------------------------------------
CONSTRUCTION/AG EQUIPMENT/TRUCKS -- 2.5%
GEHL*                                              2,600          40
Greenbrier Companies                              14,600         206
JLG Industries                                    21,400         334
Wabash National                                   24,900         506
--------------------------------------------------------------------------
                                                               1,086
--------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.4%
Mark IV Industries                                 3,400          44
United Dominion Industries Limited                 7,500         153
--------------------------------------------------------------------------
                                                                 197
--------------------------------------------------------------------------
ELECTRICAL PRODUCTS -- 0.2%
Advanced Lighting Technologies*                    3,200          31
C & D Technologies                                 2,000          55
--------------------------------------------------------------------------
                                                                  86
--------------------------------------------------------------------------
METAL FABRICATIONS -- 2.2%
Avondale Industries*                               7,000         203
Commonwealth Industries                            8,700          82
Encore Wire*                                       6,000          56
Mobile Mini*                                      14,400         155
Mueller Industries*                                7,700         156
NN Ball & Roller                                  12,400          73
Tower Automotive*                                  9,800         244
--------------------------------------------------------------------------
                                                                 969
--------------------------------------------------------------------------
OFFICE EQUIPMENT/SUPPLIES -- 0.5%
Polycom*                                           9,500         211
--------------------------------------------------------------------------
                                                                 211
--------------------------------------------------------------------------
 TOTAL PRODUCER MANUFACTURING (COST $3,454)                    3,456
--------------------------------------------------------------------------
RETAIL TRADE -- 3.5%
CATALOG/SPECIALTY DISTRIBUTION -- 0.8%
DM Management*                                    20,100         382
--------------------------------------------------------------------------
                                                                 382
--------------------------------------------------------------------------
CLOTHING/SHOE/ACCESSORY STORES -- 0.3%
Mens Wearhouse*                                    4,000         127
--------------------------------------------------------------------------
                                                                 127
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             Market
                                                              Value
Description                                      Shares       (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMPUTER/VIDEO CHAINS -- 1.9%
Trans World Entertainment*                         8,800     $   168
Tweeter Home Entertainment Group*                 23,400         673
--------------------------------------------------------------------------
                                                                 841
--------------------------------------------------------------------------
DISCOUNT STORES -- 0.4%
BJ's Wholesale Club*                               3,100         143
Shopko Stores                                        900          30
--------------------------------------------------------------------------
                                                                 173
--------------------------------------------------------------------------
OTHER SPECIALTY STORES -- 0.1%
Sunglass Hut International*                        3,700          26
--------------------------------------------------------------------------
                                                                  26
--------------------------------------------------------------------------
 TOTAL RETAIL TRADE (COST $1,020)                              1,549
--------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 11.5%
COMPUTER SOFTWARE -- 6.6%
Ansys*                                            28,200         310
Axent Technologies*                                5,000         153
Business Objects ADR*                             13,100         426
Informix*                                         48,500         479
Mapics*                                           20,000         330
Software Spectrum*                                 8,100         129
SPSS*                                             15,000         283
Sterling Software*                                16,700         452
Structural Dynamics Research*                      5,500         109
Timberline Software                               16,000         220
--------------------------------------------------------------------------
                                                               2,891
--------------------------------------------------------------------------
EDP SERVICES -- 4.7%
4Front Technologies*                              34,200         378
American Management Systems                        8,000         320
Computer Horizons*                                11,000         292
Cotelligent*                                       9,900         211
Data Processing Research*                         11,100         325
Intelligroup*                                     16,500         295
SPR*                                              14,000         242
--------------------------------------------------------------------------
                                                               2,063
--------------------------------------------------------------------------
ELECTRONICS DISTRIBUTORS -- 0.2%
Scansource*                                        4,800         103
--------------------------------------------------------------------------
                                                                 103
--------------------------------------------------------------------------
 TOTAL TECHNOLOGY SERVICES (COST $3,977)                       5,057
--------------------------------------------------------------------------
TRANSPORTATION -- 7.9%
AIR FREIGHT/DELIVERY SERVICES -- 0.3%
Eagle USA Airfreight*                              6,500         159
--------------------------------------------------------------------------
                                                                 159
--------------------------------------------------------------------------
AIRLINES -- 6.0%
Alaska Airgroup*                                  11,200         495
Amtran*                                            5,300         144
ASA Holdings                                       7,500         229
Mesaba Holdings*                                  25,300         522
Midway Airlines*                                  35,800         430
Midwest Express Holdings*                         30,600         805
--------------------------------------------------------------------------
                                                               2,625
--------------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Small Cap Value Portfolio


--------------------------------------------------------------------------
                                                             Market
                                            Shares/Face       Value
Description                                 Amount (000)      (000)
--------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TRUCKING -- 1.6%
Landstar System*                                17,000       $   693
--------------------------------------------------------------------------
                                                                 693
--------------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $3,500)                            3,477
--------------------------------------------------------------------------
UTILITIES -- 2.4%
ELECTRIC UTILITIES: CENTRAL -- 0.7%
Kansas City Power & Light                        5,100           151
Northwestern                                     5,300           140
--------------------------------------------------------------------------
                                                                 291
--------------------------------------------------------------------------
ELECTRIC UTILITIES: EAST -- 0.0%
Conectiv, Cl A                                     562            22
--------------------------------------------------------------------------
                                                                  22
--------------------------------------------------------------------------
ELECTRIC UTILITIES: SOUTH -- 0.0%
Cleco                                              400            14
--------------------------------------------------------------------------
                                                                  14
--------------------------------------------------------------------------
ELECTRIC UTILITIES: WEST -- 1.0%
Idacorp                                         11,600           420
--------------------------------------------------------------------------
                                                                 420
--------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION -- 0.4%
Indiana Energy                                   2,000            49
Wicor                                            5,700           125
--------------------------------------------------------------------------
                                                                 174
--------------------------------------------------------------------------
OTHER TELECOMMUNICATIONS -- 0.3%
IDT*                                            10,100           155
--------------------------------------------------------------------------
                                                                 155
--------------------------------------------------------------------------
 TOTAL UTILITIES (COST $1,111)                                 1,076
--------------------------------------------------------------------------
   Total Common Stock
     (Cost $37,263)                                           41,300
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.9%
Morgan Stanley
 4.50%, dated 12/31/98, matures
 01/04/99, repurchase price $1,724,028
 (collateralized by U.S. Treasury Note:
 total market value $1,764,880)(A)            $  1,723         1,723
--------------------------------------------------------------------------
 Total Repurchase Agreement
   (Cost $1,723)                                               1,723
--------------------------------------------------------------------------
 TOTAL INVESTMENTS -- 97.7%
   (COST $38,986)                                            $43,023
--------------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES (000)
December 31, 1998

                                                                                        PBHG                  PBHG
                                                                                   LARGE CAP VALUE       SMALL CAP VALUE
                                                                                      PORTFOLIO             PORTFOLIO
                                                                                   ---------------       ---------------
ASSETS:
  Investments, at value (Cost $18,345 and $37,263 respectively).................       $20,947               $41,300
  Repurchase Agreements, at value (Cost $1,013 and $1,723 respectively).........         1,013                 1,723
  Receivable for investments sold...............................................         1,158                 2,176
  Receivable for capital shares sold............................................           486                   657
  Other Assets..................................................................            24                    30
                                                                                       -------               -------
  Total assets..................................................................        23,628                45,886
                                                                                       -------               -------
LIABILITIES:
  Payable for investment securities purchased...................................        (1,325)               (1,794)
  Accrued expenses..............................................................           (17)                  (52)
                                                                                       -------               -------
  Total liabilities.............................................................        (1,342)               (1,846)
                                                                                       -------               -------
NET ASSETS:
  Paid-in-capital (authorized 500 million shares for the PBHG Large
    Cap Value Portfolio and the PBHG Small Cap Value Portfolio
    Funds -- $0.001 par value) based on 1,561,455 and 3,792,876
    outstanding shares of common stock..........................................        18,909                41,053
  Accumulated net realized gain (loss) on investments...........................           775                (1,050)
  Net unrealized appreciation on investments....................................         2,602                 4,037
                                                                                       -------               -------
  Net Assets....................................................................       $22,286               $44,040
                                                                                       =======               =======
  Net Asset Value, Offering and Redemption Price Per Share......................       $ 14.27               $ 11.61
                                                                                       =======               =======

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
For the year ended December 31, 1998

                                                                                     PBHG                        PBHG
                                                                     PBHG        TECHNOLOGY &       PBHG       LARGE CAP
                                                                   GROWTH II    COMMUNICATIONS    SELECT 20      VALUE
                                                                   PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                                   ---------    --------------    ---------    ---------
INVESTMENT INCOME:
  Dividends.....................................................    $    13         $    5         $   116      $   104
  Interest......................................................         69            108           1,052           28
                                                                    -------         ------         -------      -------
    Total Investment Income.....................................         82            113           1,168          132
                                                                    -------         ------         -------      -------
EXPENSES:
  Investment Advisory Fees......................................        124            147             972           51
  Administrative Fees...........................................         22             26             172           12
  Custodian Fees................................................          9             12               8           14
  Professional Fees.............................................          9             12              86            6
  Transfer Agent Fees...........................................         26             27              38           25
  Printing Fees.................................................         25             35              54            3
  Directors' Fees...............................................          6              7              33            2
  Amortization of Deferred Organizational Costs.................          2              2               2            2
  Pricing.......................................................          1              1               1           --
  Insurance and Other Expenses..................................          1              1              20            1
                                                                    -------         ------         -------      -------
    Total Expenses..............................................        225            270           1,386          116
                                                                    -------         ------         -------      -------
  Waiver of Investment Advisory Fees............................        (50)           (62)            (14)         (37)
                                                                    -------         ------         -------      -------
    Net Expenses................................................        175            208           1,372           79
                                                                    -------         ------         -------      -------
NET INVESTMENT INCOME (LOSS)....................................        (93)           (95)           (204)          53
                                                                    -------         ------         -------      -------
  Net Realized Gain (Loss) from Security Transactions...........     (1,254)        (1,742)         (8,960)         905
  Net Change in Unrealized Appreciation on Investments..........      2,680          7,707          74,080        2,553
                                                                    -------         ------         -------      -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................      1,426          5,965          65,120        3,458
                                                                    -------         ------         -------      -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $ 1,333         $5,870         $64,916      $ 3,511
                                                                    =======         ======         =======      =======
                                                                    PBHG
                                                                  SMALL CAP
                                                                    VALUE
                                                                  PORTFOLIO
                                                                  ---------
INVESTMENT INCOME:
  Dividends.....................................................   $   243
  Interest......................................................        75
                                                                   -------
    Total Investment Income.....................................       318
                                                                   -------
EXPENSES:
  Investment Advisory Fees......................................       304
  Administrative Fees...........................................        46
  Custodian Fees................................................        12
  Professional Fees.............................................        19
  Transfer Agent Fees...........................................        27
  Printing Fees.................................................        19
  Directors' Fees...............................................        11
  Amortization of Deferred Organizational Costs.................         2
  Pricing.......................................................         1
  Insurance and Other Expenses..................................         2
                                                                   -------
    Total Expenses..............................................       443
                                                                   -------
  Waiver of Investment Advisory Fees............................       (78)
                                                                   -------
    Net Expenses................................................       365
                                                                   -------
NET INVESTMENT INCOME (LOSS)....................................       (47)
                                                                   -------
  Net Realized Gain (Loss) from Security Transactions...........    (1,047)
  Net Change in Unrealized Appreciation on Investments..........     3,853
                                                                   -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................     2,806
                                                                   -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $ 2,759
                                                                   =======

Amounts designated as "--" are either $0 or have been rounded to $0.

       The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS (000)
For the year ended December 31, 1998 and the period ended December 31, 1997

                                                                                                                            PBHG
                                                                                                                           LARGE
                                                                                  PBHG                                      CAP
                                                          PBHG                TECHNOLOGY &                PBHG             VALUE
                                                       GROWTH II             COMMUNICATIONS            SELECT 20          PORTFOLIO
                                                     PORTFOLIO (1)           PORTFOLIO (1)           PORTFOLIO (2)           (3)
                                                  --------------------    --------------------    --------------------    --------
                                                  01/01/98    05/01/97    01/01/98    05/01/97    01/01/98    09/28/97    01/01/98
                                                     TO          TO          TO          TO          TO          TO          TO
                                                  12/31/98    12/31/97    12/31/98    12/31/97    12/31/98    12/31/97    12/31/98
                                                  --------    --------    --------    --------    --------    --------    --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss)..................   $    (93)   $     (3)   $    (95)    $    3     $   (204)    $    3     $     53
 Net Realized Gain (Loss) from Security
   Transactions................................     (1,254)       (287)     (1,742)       (85)      (8,960)       (55)         905
 Net Change in Unrealized Appreciation
   on Investments..............................      2,680         253       7,707        (20)      74,080        200        2,553
                                                  --------    --------    --------     ------     --------     ------     --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations.................      1,333         (37)      5,870       (102)      64,916        148        3,511
                                                  --------    --------    --------     ------     --------     ------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income.........................         --          --          (3)        --           (3)        --          (56)
 Net Realized Gains from Security
   Transactions................................         --          --          --         --           --         --         (117)
                                                  --------    --------    --------     ------     --------     ------     --------
   Total Distributions.........................         --          --          (3)        --           (3)        --         (173)
                                                  --------    --------    --------     ------     --------     ------     --------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued.................................     18,276      11,463      31,082      9,461      294,062      7,464       22,710
 Shares Issued upon Reinvestment of
   Distributions...............................         --          --           3         --            3         --          173
 Shares Redeemed...............................    (11,524)     (1,207)    (13,576)      (259)     (48,669)       (12)      (5,495)
                                                  --------    --------    --------     ------     --------     ------     --------
 Increase in Net Assets Derived from Capital
   Share Transactions..........................      6,752      10,256      17,509      9,202      245,396      7,452       17,388
                                                  --------    --------    --------     ------     --------     ------     --------
   Total Increase in Net Assets................      8,085      10,219      23,376      9,100      310,309      7,600       20,726
                                                  --------    --------    --------     ------     --------     ------     --------
NET ASSETS:
 Beginning of Period...........................     10,236          17       9,117         17        7,617         17        1,560
                                                  --------    --------    --------     ------     --------     ------     --------
 End of Period.................................   $ 18,321    $ 10,236    $ 32,493     $9,117     $317,926     $7,617     $ 22,286
                                                  ========    ========    ========     ======     ========     ======     ========
(A): SHARES ISSUED AND REDEEMED
 Shares Issued.................................      1,725       1,062       2,749        896       22,732        759        1,853
 Shares Issued upon Reinvestment of
   Distributions...............................         --          --          --         --           --         --           12
 Shares Redeemed...............................     (1,102)       (112)     (1,263)       (22)      (3,983)        (1)        (453)
                                                  --------    --------    --------     ------     --------     ------     --------
 Net Increase in Shares Outstanding............        623         950       1,486        874       18,749        758        1,412
                                                  ========    ========    ========     ======     ========     ======     ========


                                                PBHG                 PBHG
                                           LARGE CAP VALUE     SMALL CAP VALUE
                                             PORTFOLIO (3)      PORTFOLIO (3)
                                           ----------------  --------------------
                                                 10/29/97    01/01/98    10/29/97
                                                    TO          TO          TO
                                                 12/31/97    12/31/98    12/31/97
                                                 --------    --------    --------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss)..................   $    3     $    (47)    $    8
 Net Realized Gain (Loss) from Security
   Transactions................................      (13)      (1,047)        42
 Net Change in Unrealized Appreciation
   on Investments..............................       49        3,853        183
                                                  ------     --------     ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations.................       39        2,759        233
                                                  ------     --------     ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income.........................       --           (7)        --
 Net Realized Gains from Security
   Transactions................................       --          (44)        --
                                                  ------     --------     ------
   Total Distributions.........................       --          (51)        --
                                                  ------     --------     ------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued.................................    1,583       48,005      9,215
 Shares Issued upon Reinvestment of
   Distributions...............................       --           51         --
 Shares Redeemed...............................      (79)     (16,045)      (144)
                                                  ------     --------     ------
 Increase in Net Assets Derived from Capital
   Share Transactions..........................    1,504       32,011      9,071
                                                  ------     --------     ------
   Total Increase in Net Assets................    1,543       34,719      9,304
                                                  ------     --------     ------
NET ASSETS:
 Beginning of Period...........................       17        9,321         17
                                                  ------     --------     ------
 End of Period.................................   $1,560     $ 44,040     $9,321
                                                  ======     ========     ======
(A): SHARES ISSUED AND REDEEMED
 Shares Issued.................................      156        4,363        902
 Shares Issued upon Reinvestment of
   Distributions...............................       --            5         --
 Shares Redeemed...............................       (8)      (1,464)       (14)
                                                  ------     --------     ------
 Net Increase in Shares Outstanding............      148        2,904        888
                                                  ======     ========     ======

(1) The PBHG Growth II, and Technology & Communications Portfolios commenced operations on May 1, 1997.
(2) The PBHG Select 20 Portfolio commenced operations on September 28, 1997.
(3) The PBHG Large Cap Value and Small Cap Value Portfolios commenced operations on October 29, 1997.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the period ended December 31, 1998
For a Share Outstanding Throughout each Fiscal Year or period

                        Net                                                                                Net
                       Asset                        Realized and      Distributions    Distributions      Asset
                       Value           Net           Unrealized         from Net           from           Value
                     Beginning     Investment      Gains or Losses     Investment         Capital          End       Total
                     of Period    Income (Loss)     on Securities        Income            Gains        of Period    Return
---------------------------------------------------------------------------------------------------------------------------

PBHG Growth II Portfolio
1998..............    $ 10.75       ($0.06)             $0.94                --            --           $11.63       8.19%
1997(1)...........      10.00         --                 0.75                --            --            10.75       7.50%**

PBHG Technology & Communications Portfolio

1998..............    $ 10.41       ($0.04)             $3.39                --            --           $13.76      32.20%
1997(1)...........      10.00         --                 0.41                --            --            10.41       4.10%**

PBHG Select 20 Portfolio

1998..............    $ 10.03       ($0.01)             $6.28                --            --           $16.30      62.52%
1997(2)...........      10.00         --                 0.03                --            --            10.03       0.30%**

PBHG Large Cap Value Portfolio

1998..............    $ 10.43       ($0.02)             $3.98            $(0.04)       $(0.08)          $14.27      37.96%
1997(3)...........      10.00         0.02               0.41                --            --            10.43       4.30%**

PBHG Small Cap Value Portfolio

1998..............    $ 10.48       ($0.02)             $1.16                --        $(0.01)          $11.61      10.94%
1997(3)...........      10.00         0.01               0.47                --            --            10.48       4.80%**

                                                                    Ratio       Ratio of Net
                       Net                                      of Expenses     Income (Loss)
                     Assets         Ratio       Ratio of Net     to Average      to Average
                       End       of Expenses    Income (Loss)    Net Assets      Net Assets       Portfolio
                    of Period    to Average      to Average      (Excluding      (Excluding       Turnover
                      (000)      Net Assets      Net Assets       Waivers)        Waivers)          Rate
---------------------------------------------------------------------------------------------------------------------------

PBHG Growth II Portfolio

1998..............  $  18,321       1.20%            (0.64)%        1.54%            (0.98)%       228.09%
1997(1)...........     10,236       1.20%*           (0.11)%*       4.38%*           (3.29)%*       44.57%

PBHG Technology & Communications Portfolio

1998..............  $  32,493       1.20%            (0.55)%        1.56%            (0.91)%       264.58%
1997(1)...........      9,117       1.20%*            0.37 %*       5.09%*           (3.52)%*       69.34%

PBHG Select 20 Portfolio

1998..............  $ 317,926       1.20%            (0.18)%        1.21%            (0.19)%        48.79%
1997(2)...........      7,617       1.20%*            0.51 %*       3.36%*           (1.65)%*       18.53%

PBHG Large Cap Value Portfolio

1998..............  $  22,286       1.00%             0.67 %        1.47%             0.20 %       635.10%
1997(3)...........      1,560       1.00%*            1.91 %*       8.04%*           (5.13)%*       68.93%

PBHG Small Cap Value Portfolio

1998..............  $  44,040       1.20%            (0.15)%        1.46%            (0.41)%       293.90%
1997(3)...........      9,321       1.20%*            1.40 %*       3.63%*           (1.03)%*       41.14%

 *  Annualized.
**  Total return has not been annualized.
(1) The PBHG Growth II and PBHG Technology & Communications Portfolios commenced operations on May 1, 1997.
(2) The PBHG Select 20 Portfolio commenced operations on September 28, 1997.
(3) The PBHG Large Cap Value and PBHG Small Cap Value Portfolios commenced operations on October 29, 1997.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
As of December 31, 1998
1.  ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of seven Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio which is classified as a non-diversified management investment company. The financial statements presented herein do not include the Large Cap Growth Portfolio or the Mid-Cap Value Portfolio, which are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1998, the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                                Percentage of            Number of
        Portfolio            Outstanding Shares     Insurance Companies
-------------------------    -------------------    -------------------

Growth II Portfolio               61%, 27%                   2
Technology &
 Communications Portfolio            80%                     1
Select 20 Portfolio                  91%                     1
Large Cap Value Portfolio         89%, 11%                   2
Small Cap Value Portfolio            93%                     1

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains, of each Portfolio, are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1998, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following accounts:

                                            Paid-In-Capital
                                            ---------------

Growth II Portfolio                            $ 93,106
Technology & Communications Portfolio          $ 95,178
Select 20 Portfolio                            $203,690
Small Cap Value                                $ 46,830


These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       PBHG Insurance Series Fund, Inc.
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NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
    AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Technology & Communications and Select 20 Portfolios' average daily net assets, 1.00% of the Small Cap Value Portfolio's average daily net assets, and 0.65% of the Large Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's net assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1998, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:


Growth II Portfolio                             $134,577
Technology & Communications
 Portfolio                                      $ 93,603
Select 20 Portfolio                             $ 27,776
Large Cap Value Portfolio                       $ 47,374
Small Cap Value Portfolio                       $ 92,148


Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Assets Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-advisor to the Large Cap Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Large Cap Value Portfolio and the Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, for the period January 1, 1998 to April 30, 1998, the Administrator paid the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another family of funds managed by the Adviser, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total daily net assets of
(i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion. Effective May 1, 1998 the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.04% of the first $2.5 billion of the average daily net assets of (i) the Fund, (ii) PBHG Funds, Inc., and (iii) PBHG Advisor Funds, Inc., other fund families managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. to assist in the provision of these services. For the year ended December 31, 1998, PBHG Fund Services was paid $7,000 by the Growth II and Technology & Communications Portfolios, $6,875 by the Select 20 Portfolio and $6,750 by the Large Cap Value and Small Cap Value Portfolios for transfer agent services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

       PBHG Insurance Series Fund, Inc.
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the year ended December 31, 1998 were as follows:


                                                 Purchases     Sales
                                                   (000)       (000)
                                                 ---------     ------

Growth II Portfolio                                38,030      30,616
Technology & Communications Portfolio              58,877      40,947
Select 20 Portfolio                               260,049      48,663
Large Cap Value Portfolio                          65,067      48,994
Small Cap Value Portfolio                         114,999      84,238


At December 31, 1998 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at December 31, 1998 are as follows:


                                                                     Net
                                                                  Unrealized
                               Unrealized       Unrealized      Appreciation/
                              Appreciation     Depreciation     (Depreciation)
                                 (000)            (000)             (000)
                              ------------     ------------     --------------

Growth II Portfolio               3,328             (395)            2,933
Technology &
 Communications Portfolio         7,812             (125)            7,687
Select 20 Portfolio              75,513           (1,233)           74,280
Large Cap Value Portfolio         2,683              (81)            2,602
Small Cap Value Portfolio         6,035           (1,998)            4,037


The following Portfolios had capital loss carryforwards at December 31, 1998, that can be used to offset future capital gains:


                                     Capital Loss     Capital Loss
                                     Carryforward     Carryforward
                                        Expires          Expires
                                      12/31/2005       12/31/2006
                                     -------------    -------------

Growth II Portfolio                        267,017        1,186,723
Technology & Communications
 Portfolio                                  21,241        1,670,958
Select 20 Portfolio                         55,142        8,729,157
Small Cap Value Portfolio                       --          565,282


5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund, (ii) The PBHG Funds, Inc. and (iii) PBHG Advisor Funds, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.40%. No Portfolio had an outstanding borrowing at December 31, 1998. Listed below is the fund which had an outstanding balance during the year ended December 31, 1998:


                               Maximum        Average       Daily Weighted
                                Amount      Outstanding        Average
                               Borrowed       Balance       Interest Rate
                               --------     -----------     --------------

Small Cap Value Portfolio      $300,000       $ 2,466           5.09%

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF THE PBHG INSURANCE SERIES FUND, INC.:

In our opinion, the accompanying statements of net assets of the PBHG Growth II Portfolio, PBHG Technology & Communications Portfolio and PBHG Select 20 Portfolio and the statements of assets and liabilities, including the schedules of investments, of the PBHG Large Cap Value Portfolio and PBHG Small Cap Value Portfolio and the related statements of operations, and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the PBHG Insurance Series Fund, Inc., including the PBHG Growth II Portfolio, PBHG Technology & Communications Portfolio, PBHG Select 20 Portfolio, PBHG Large Cap Value Portfolio and PBHG Small Cap Value Portfolio (the "Funds") at December 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 1999

       PBHG Insurance Series Fund, Inc.
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       PBHG Growth II Portfolio


NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 1998 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1998, the Funds are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                              (A)              (B)              (C)
                                                              NET           ORDINARY
                                                         CAPITAL GAINS       INCOME            TOTAL
                                                         DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
FUND                                                      (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
----                                                     -------------    -------------    -------------
Growth II Portfolio...................................          0%               0%               0%
Technology & Communications Portfolio.................          0%               0%               0%
Select 20 Portfolio...................................          0%             100%             100%
Large Cap Value Portfolio.............................          0%             100%             100%
Small Cap Value Portfolio.............................          0%             100%             100%

                                                                             (D)

                                                                          QUALIFYING
FUND                                                                      DIVIDENDS(1)
                                                                         -------------
Growth II Portfolio.....................................................       81%
Technology & Communications Portfolio...................................       47%
Select 20 Portfolio.....................................................       71%
Large Cap Value Portfolio...............................................       41%
Small Cap Value Portfolio...............................................       76%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

 * Items (A) and (B) are based on a percentage of each portfolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of each portfolio.

None of the Portfolios qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

                                     [LOGO]

                        PBHG Insurance Series Fund, Inc.

                               Investment Adviser
                       Pilgrim Baxter & Associates, Ltd.

                                  Distributor
                        SEI Investments Distribution Co.